Report of Independent Accountants


MBNA America Bank, N.A.
1100 North King Street
Wilmington, Delaware  19801

       and

The Bank of New York
101 Barclay Street
New York, New York  10286

MBNA Master Credit Card Trust II

We have examined management's assertion that MBNA America Bank, N.A. ("MBNA" or "the Company"), a wholly owned subsidiary of MBNA Corporation, was in material compliance with the covenants and conditions of sections 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05,
3.06(b), 4.02(a) through (c) and 4.03(a), (c) and (d) of the Pooling and Servicing Agreement dated as of August 4, 1994, as amended ("Agreement") and the sections specified in Attachment A of the applicable Series' Pooling and Servicing Agreement Supplement ("Agreement Supplement"), between MBNA and The Bank of New York, during the compliance periods specified in Attachment A. This assertion is included in the accompanying report by management titled, "Report of Management on Credit Card and Consumer Loan Trust Internal Control and Pooling and Servicing Agreement Compliance" (the "Report"). Management is responsible for MBNA's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about MBNA's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination of MBNA's compliance with specified requirements.

In our opinion, management's assertion that MBNA was in material compliance with the covenants and conditions of the sections in the Agreement and the applicable Agreement Supplement, referred to above, during the compliance periods specified in Attachment A, is fairly stated, in all material respects.

This report is intended solely for the use of the management of MBNA and The Bank of New York and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement or in the applicable Series' Underwriting/Subscription Agreement, as specified in Attachment A. However, this report is a matter of public record as a result of being included as an exhibit to the annual report on Form 10-K prepared by MBNA and filed with the Securities and Exchange Commission on behalf of MBNA Master Credit Card Trust II and its distribution is not limited.

Ernst & Young LLP

August 11, 2000

Attachment A

   -   -   -   -   -


Series-Pooling and Servicing Agreement
Supplement Date-PSA
Supplement
Sections-

Compliance Period-

Lead Underwriter/Purchaser-Date of Underwriting/
Subscription/Purchasing
 Agreement
1994-A-August 4, 1994, as amended-(a)-July 1, 1999 - September 15,
1999-Credit Suisse First Boston-July 28, 1994
-----
1994-B-August 18, 1994, as amended-(b)-July 1, 1999 - September 15,
1999-Merrill Lynch & Co.
Goldman, Sachs & Co.-August 11, 1994
-----
1994-C-October 26, 1994, as amended-(a)-July 1, 1999 - June 30, 2000-
Merrill Lynch & Co.-October 19, 1994
-----
1994-E-December 15, 1994, as amended-(c)-July 1, 1999 - June 30, 2000--
-----
1995-A-March 22, 1995, as amended-(a)-July 1, 1999 - June 30, 2000-
Merrill Lynch & Co.-March 15, 1995
-----
1995-B-May 23, 1995, as amended-(a)-July 1, 1999 - June 15, 2000-J.P.
Morgan & Co.-May 15, 1995
-----
1995-C-June 29, 1995, as amended-(d)
-July 1, 1999 - June 30, 2000-Lehman Brothers-June 22, 1995
-----
1995-D-June 29, 1995, as amended-(d)-July 1, 1999 - June 30, 2000-
Lehman Brothers -June 22, 1995

Attachment A (continued)

-----


Series-Pooling and Servicing Agreement
Supplement Date-PSA
Supplement
Sections-

Compliance Period-

Lead Underwriter/Purchaser-Date of Underwriting/
Subscription/Purchasing
 Agreement
1995-E-August 2, 1995, as amended-(a)-July 1, 1999 - June 30, 2000-
Credit Suisse First Boston-July 26, 1995
-----
1995-F-August 30, 1995, as amended-(e)-July 1, 1999 - June 30, 2000-
J.P. Morgan & Co.-August 16, 1995
-----
1995-G-September 27, 1995, as amended-(a)-July 1, 1999 - June 30, 2000-
Lehman Brothers-September 22, 1995
-----
1995-I-October 26, 1995, as amended-(a)-July 1, 1999 - June 30, 2000-
Merrill Lynch & Co.-October 19, 1995
-----
1995-J-November 21, 1995, as amended-(a)-July 1, 1999 - June 30, 2000-
J. P. Morgan & Co.-November 14, 1995
-----
1996-A-February 28, 1996, as amended-(a)-July 1, 1999 - June 30, 2000-
Goldman, Sachs & Co.-February 21, 1996
-----
1996-B-March 26, 1996-(a)-July 1, 1999 - June 30, 2000-Lehman Brothers-
March 18, 1996
-----
1996-C-March 27, 1996-(a)-July 1, 1999 - June 30, 2000-Merrill Lynch &
Co.-March 20, 1996
-----
1996-D-May 1, 1996-(a)-July 1, 1999 - June 30, 2000-Merrill Lynch &
Co.-April 24, 1996

Attachment A (continued)

-----


Series-Pooling and Servicing Agreement
Supplement Date-PSA
Supplement
Sections-

Compliance Period-

Lead Underwriter/Purchaser-Date of Underwriting/
Subscription/Purchasing
 Agreement
1996-E-May 21, 1996-(a)-July 1, 1999 - June 30, 2000-J.P. Morgan & Co.-
May 13, 1996
-----
1996-F-June 25, 1996, as amended-(f)-July 1, 1999 - June 30, 2000--
-----
1996-G-July 17, 1996-(a)-July 1, 1999 - June 30, 2000-Lehman Brothers-
July 10, 1996
-----
1996-H-August 14, 1996-(g)-July 1, 1999 - June 30, 2000-Goldman, Sachs
& Co.-August 7,1996
-----
1996-I-September 25, 1996-(h)-July 1, 1999 - June 30, 2000-Class A:
Merrill Lynch Bank AG-September 23,1996
-----
1996-J-September 19, 1996-(a)-July 1, 1999 - June 30, 2000-J.P. Morgan
& Co.-September 12, 1996
-----
1996-K-October 24, 1996-(a)-July 1, 1999 - June 30, 2000-Goldman, Sachs
& Co.-October 18, 1996
-----
1996-L-December 3, 1996-(g)-July 1, 1999 - December 15, 1999-Salomon
Brothers Inc-November 19, 1996
-----
1996-M-November 26, 1996-(g)-July 1, 1999 - June 30, 2000-Credit Suisse
First Boston-November 19, 1996
-----
1997-A-January 30, 1997-(g)-July 1, 1999 - February 15, 2000-J.P.
Morgan Securities Inc.-January 28, 1997
-----
1997-B-February 27, 1997-(a)-July 1, 1999 - June 30, 2000-Lehman
Brothers-February 20, 1997

Attachment A (continued)

-----


Series-Pooling and Servicing Agreement
Supplement Date-PSA
Supplement
Sections-

Compliance Period-

Lead Underwriter/Purchaser-Date of Underwriting/
Subscription/Purchasing
 Agreement
1997-C-March 26, 1997-(a)-July 1, 1999 - June 30, 2000-Merrill Lynch &
Co.-March 19, 1997
-----
1997-D-May 22, 1997-(h)-July 1, 1999 - June 30, 2000-Class A: Morgan
Stanley & Co. International Limited, Class B:  Morgan Stanley & Co.
Incorporated, Class C:  Lehman Brothers Inc.-Class A: April 24, 1997
Class B: April 29, 1997
Class C: May 2, 1997
-----
1997-E-May 8, 1997-(g)-July 1, 1999 - June 30, 2000-J.P. Morgan & Co.-
April 24, 1997
-----
1997-F-June 18, 1997-(i)-July 1, 1999 - June 30, 2000-Lehman Brothers-
June 11, 1997
-----
1997-G-June 18, 1997-(a)-July 1, 1999 - June 30, 2000--
-----
1997-H-August 6, 1997-(h)-July 1, 1999 - June 30, 2000-Class A: J.P.
Morgan and CIE, S.A., Class B and C: J.P. Morgan Securities Inc.-Class
A: July 9, 1997
Class B: July 9, 1997
Class C: July 15, 1997
-----
1997-I-August 26, 1997-(i)-July 1, 1999 - June 30, 2000-Goldman, Sachs
& Co.-August 12, 1997
-----
1997-J-September 10, 1997-(a)-July 1, 1999 - June 30, 2000-Lehman
Brothers-September 4, 1997
-----
1997-K-October 22, 1997-(a)-July 1, 1999 - June 30, 2000-Credit Suisse
First Boston-October 9, 1997
-----

Attachment A (continued)

-----


Series-Pooling and Servicing Agreement
Supplement Date-PSA
Supplement
Sections-

Compliance Period-

Lead Underwriter/Purchaser-Date of Underwriting/
Subscription/Purchasing
 Agreement
1997-L-November 13, 1997-(h)-July 1, 1999 - June 30, 2000-Class A:
Merrill Lynch Finance
S.A., Class B: Merrill Lynch, Pierce, Fenner & Smith Incorporated-
October 15, 1997
-----
1997-M-November 6, 1997-(g)-July 1, 1999 - June 30, 2000-Salomon
Brothers Inc-October 28, 1997
-----
1997-N-December 9, 1997-(g)-July 1, 1999 - June 30, 2000-Merrill Lynch
& Co.-November 19, 1997
1997-O-December 23, 1997-(a)-July 1, 1999 - June 30, 2000--
-----
1998-A-March 18, 1998-(a)-July 1, 1999 - June 30, 2000-J.P. Morgan &
Co.-March 3, 1998
-----
1998-B-April 14 , 1998-(h)-July 1, 1999 - June 30, 2000-Class A:
Merrill Lynch International-March 17, 1998
-----
1998-C-June 24, 1998-(a)-July 1, 1999 - June 30, 2000-Salomon Brothers
Inc-June 10, 1998
-----
1998-D-July 30, 1998-(i)-July 1, 1999 - June 30, 2000-Credit Suisse
First Boston-July 22, 1998
-----
1998-E -August 11, 1998 -(g)-July 1, 1999 - June 30, 2000-Lehman
Brothers-July 29, 1998
-----
1998-F -August 26, 1998 -(g)-July 1, 1999 - June 30, 2000-Merrill Lynch
& Co.-August 12, 1998
-----
1998-G-September 10, 1998 -(a)-July 1, 1999 - June 30, 2000-Credit
Suisse First Boston-September 3, 1998
-----

Attachment A (continued)

-----


Series-Pooling and Servicing Agreement
Supplement Date-PSA
Supplement
Sections-

Compliance Period-

Lead Underwriter/Purchaser-Date of Underwriting/
Subscription/Purchasing
 Agreement
-----
1998-H-September 29, 1998-(f)-July 1, 1999 - June 30, 2000--
-----
1998-I -October 22, 1998-(a)-July 1, 1999 - June 30, 2000-Salomon Smith
Barney-October 16, 1998
-----
1998-J-October 29, 1998-(a)-July 1, 1999 - June 30, 2000-Goldman, Sachs
& Co.
Credit Suisse First Boston-October 22, 1998
-----
1998-K-November 24, 1998-(a)-July 1, 1999 - June 30, 2000--
-----
1998-L-December 22, 1998-(f)-July 1, 1999 - June 30, 2000--
-----
1999-A -March 25, 1999-(a)-July 1, 1999 - June 30, 2000-Bear, Stearns &
Co. Inc.-March 3, 1999
-----
1999-B -March  26, 1999-(i)-July 1, 1999 - June 30, 2000-Lehman
Brothers-March  18, 1999
-----
1999-C-May 18, 1999-(h)-July 1, 1999 - June 30, 2000-Class A: Credit
Suisse First Boston (Europe) Limited, Class B:  Credit Suisse First
Boston Corporation-April 28, 1999
-----
1999-D-June 3, 1999-(a)-July 1, 1999 - June 30, 2000-Salomon Smith
Barney-May 20, 1999
-----
1999-E-July 7, 1999-(a)-July 7, 1999 - June 30, 2000-Merrill Lynch &
Co.-June 23, 1999

Attachment A (continued)

-----


Series-Pooling and Servicing Agreement
Supplement Date-PSA
Supplement
Sections-

Compliance Period-

Lead Underwriter/Purchaser-Date of Underwriting/
Subscription/Purchasing
 Agreement
-----
1999-F-August 3, 1999-(h)-August 3, 1999 - June 30, 2000-Class A:
Morgan Stanley & Co. International Limited, Class B: Morgan Stanley &
Co. Incorporated-Class A: July 13, 1999
Class B: July 15, 1999
-----
1999-G-July 29, 1999-(i)-July 29, 1999 - June 30, 2000-Credit Suisse
First Boston-July 20, 1999
-----
1999-H-August 18, 1999-(g)-August 18, 1999 - June 30, 2000-Merrill
Lynch & Co.
J.P. Morgan & Co.-August 4, 1999
-----
1999-I-September 8, 1999-(i)-September 8, 1999 - June 30, 2000-Credit
Suisse First Boston-August 26, 1999
-----
1999-J-September 23, 1999-(i)-September 23, 1999 - June 30, 2000-
Goldman, Sachs & Co.-September 14, 1999
-----
1999-K-October 27, 1999-(j)-October 27, 1999 - June 30, 2000--
-----
1999-L-November 5, 1999-(a)-November 5, 1999 - June 30, 2000-Salomon
Smith Barney-October 27, 1999
-----
1999-M-December 1, 1999-(i)-December 1, 1999 - June 30, 2000-Lehman
Brothers-November 17, 1999
-----
2000-A-March 8, 2000-(i)-March 8, 2000 - June 30, 2000-J. P. Morgan &
Co.-February 23, 2000
-----
2000-B-March 28, 2000-(a)-March 28, 2000 - June 30, 2000-Chase
Securities Inc.-March 14, 2000

Attachment A (continued)

-----


Series-Pooling and Servicing Agreement
Supplement Date-PSA
Supplement
Sections-

Compliance Period-

Lead Underwriter/Purchaser-Date of Underwriting/
Subscription/Purchasing
 Agreement
-----
2000-C-April 13, 2000-(a)-April 13, 2000 - June 30, 2000-Lehman
Brothers-March 28, 2000
-----
2000-D-May 11, 2000-(a)-May 11, 2000 - June 30, 2000-Salomon Smith
Barney-May 3, 2000
-----
2000-E-June 1, 2000-(i)-June 1, 2000 - June 30, 2000-Deutsche Banc
Alex. Brown-May 23, 2000
-----
2000-F-June 23, 2000-(g)-June 23, 2000 - June 30, 2000-Lehman Brothers-
June 8, 2000
-----
2000-Z-March 30, 2000-(k)-March 30, 2000 - June 30, 2000--
-----


Attachment A (continued)

<F1>
Legend for PSA Supplement Sections noted above:

(a) Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 5.02(a) and
9(c) and (d)
(b) Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.19(a) and
(b), 5.02(a) and 9(c) and (d)
(c) Sections 3(c), 4.05 through 4.11, 4.13, 5.02(a) and 10(c) and (d)
(d) Sections 3(b), 4.05 through 4.09, 4.11 through 4.14, 4.16(a),
4.17(a), 4.20(a) and (g), 4.21(a), 5.02(a) and 9(c) and (d)
(e) Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.18(a) and
(c), 5.02(a) and 9(c) and (d)
(f) Sections 3(b), 4.05 through 4.13, 5.02 and 10(c) and (d)
(g) Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.18(a),
5.02(a) and 9(c) and (d)
(h) Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.18(a),
5.02(a) and 10(c) and (d)
(i) Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.16(a),
4.19(a) and (g), 4.20(a), 5.02(a) and 9(c) and (d)
(j) Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 5.03(a) and
9(c) and (d)
(k) Sections 3(b), 4.05 through 4.13, 5.02(a) and 10(c) and (d)





Report of Management on Credit Card Trust Internal Control and Pooling and Servicing Agreement Compliance


Trust Internal Control
MBNA America Bank, N.A., ("MBNA" or the "Company"), a wholly owned subsidiary of MBNA Corporation is responsible for establishing and maintaining effective controls over the functions performed as servicer of MBNA's credit card and consumer loan trusts, listed in Appendix I (the "Trusts" or individually "Trust"). These controls are designed to provide reasonable assurance to the Company's management and board of directors that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the applicable Pooling and Servicing Agreements and Pooling and Servicing Agreement Supplements (the "Agreements") as specified in Appendix I, between MBNA as Seller and Servicer and the applicable Trustee (specific Agreements and Trustees are listed in Appendix I) and are recorded properly to permit the preparation of the required financial reports.

There are inherent limitations in any control including the possibility of human error and circumvention or overriding of the control.
Accordingly, even effective controls can provide only reasonable assurance with respect to the achievement of any objectives of controls. Further, because of changes in conditions, the effectiveness of controls may vary over time.

The Company has determined that the objectives of controls with respect to servicing and reporting of sold loans are to provide reasonable, but not absolute assurance that:

? Funds collected are remitted to the Trustee in accordance with the Agreements.

? Trust assets are segregated from those retained by MBNA in accordance with the Agreements.

? Expenses incurred by the Trusts are calculated and remitted in accordance with the Agreements.

? The additions of accounts to the Trusts are authorized in accordance with the Agreements.

? The removals of accounts from the Trusts are authorized in accordance with the Agreements.
August 11, 2000
Page 2


Trust Internal Control (continued)
? Trust assets amortizing out of the Trusts are calculated in accordance with the Agreements.

? Monthly Trust reports generated in the form of "Exhibits" and provided to the Trustee are reviewed by a Vice President or above prior to distribution.

? Monthly Trust reports generated in the form of "Exhibits" contain all information required by the Agreements.

The Company has assessed its controls over the functions performed as servicer of the Trusts in relation to these criteria. Based upon this assessment, the Company believes that, as of June 30, 2000, its controls over the functions performed as servicer of the Trusts are effective in providing reasonable assurance that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Agreements between MBNA and the applicable Trustees and are recorded properly to permit the preparation of the required financial reports.

Pooling and Servicing Agreement Compliance
The Company is responsible for complying with the covenants and conditions of the Agreements listed in Appendix I to this report. The Company assessed its compliance with the relevant covenants and conditions identified in Appendix I for each of the Agreements. Based upon this assessment, MBNA was in material compliance with the relevant covenants and conditions of the Agreements identified in Appendix I for each of the Agreements during the periods specified in Appendix I. In addition, the Company did not identify any instances of material non-compliance in performing the assessment.
August 11, 2000
Page 3


	MBNA America Bank, N.A. by:



	/s/ M. Scot Kaufman
	M. Scot Kaufman
	Executive Vice Chairman



	/s/Kenneth A. Vecchione
	Kenneth A. Vecchione
	Vice Chairman and Chief Financial Officer



	/s/Thomas D. Wren
	Thomas D. Wren
	Senior Executive Vice President and
	Treasurer



	/s/Victor P. Manning
	Victor P. Manning
	Senior Executive Vice President and
	Chief Accounting Officer



	/s/Douglas O. Hart
	Douglas O. Hart
	Senior Executive Vice President




APPENDIX 1





										PSA
	SERVICING
								PSA/RPA	SUPPL.
	COMPLIANCE		PSA COVENANTS
	TRUST				TRUSTEE		DATE		DATE
	PERIOD		AND CONDITIONS
MBNA Master Credit Card Trust II Series 1994-A	Bank of New York
	8/4/94
	8/4/94	7/1/99 - 9/15/99	(a)
MBNA Master Credit Card Trust II Series 1994-B	Bank of New York
	8/4/94
	8/18/94	7/1/99 - 9/15/99	(b)
MBNA Master Credit Card Trust II Series 1994-C	Bank of New York
	8/4/94
	10/26/94	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1994-E	Bank of New York
	8/4/94
	12/15/94	7/1/99 - 6/30/00	(c)
MBNA Master Credit Card Trust II Series 1995-A	Bank of New York
	8/4/94
	3/22/95	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1995-B	Bank of New York
	8/4/94
	5/23/95	7/1/99 - 6/15/00	(a)
MBNA Master Credit Card Trust II Series 1995-C	Bank of New York
	8/4/94
	6/29/95	7/1/99 - 6/30/00	(d)
MBNA Master Credit Card Trust II Series 1995-D	Bank of New York
	8/4/94
	6/29/95	7/1/99 - 6/30/00	(d)
MBNA Master Credit Card Trust II Series 1995-E	Bank of New York
	8/4/94
	8/2/95	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1995-F	Bank of New York
	8/4/94
	8/30/95	7/1/99 - 6/30/00	(e)
MBNA Master Credit Card Trust II Series 1995-G	Bank of New York
	8/4/94
	9/27/95	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1995-I	Bank of New York
	8/4/94
	10/26/95	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1995-J	Bank of New York
	8/4/94
	11/21/95	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1996-A	Bank of New York
	8/4/94
	2/28/96	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1996-B	Bank of New York
	8/4/94
	3/26/96	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1996-C	Bank of New York
	8/4/94
	3/27/96	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1996-D	Bank of New York
	8/4/94
	5/1/96	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1996-E	Bank of New York
	8/4/94
	5/21/96	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1996-F	Bank of New York
	8/4/94
	6/25/96	7/1/99 - 6/30/00	(f)
MBNA Master Credit Card Trust II Series 1996-G	Bank of New York
	8/4/94
	7/17/96	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1996-H	Bank of New York
	8/4/94
	8/14/96	7/1/99 - 6/30/00	(g)
MBNA Master Credit Card Trust II Series 1996-I	Bank of New York
	8/4/94
	9/25/96	7/1/99 - 6/30/00	(h)
MBNA Master Credit Card Trust II Series 1996-J	Bank of New York
	8/4/94
	9/19/96	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1996-K	Bank of New York
	8/4/94
	10/24/96	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1996-L	Bank of New York
	8/4/94
	12/3/96	7/1/99 - 12/15/99	(g)
MBNA Master Credit Card Trust II Series 1996-M	Bank of New York
	8/4/94
	11/26/96	7/1/99 - 6/30/00	(g)
MBNA Master Credit Card Trust II Series 1997-A	Bank of New York
	8/4/94
	1/30/97	7/1/99 - 2/15/00	(g)
MBNA Master Credit Card Trust II Series 1997-B	Bank of New York
	8/4/94
	2/27/97	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1997-C	Bank of New York
	8/4/94
	3/26/97	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1997-D	Bank of New York
	8/4/94
	5/22/97	7/1/99 - 6/30/00	(h)
MBNA Master Credit Card Trust II Series 1997-E	Bank of New York
	8/4/94
	5/8/97	7/1/99 - 6/30/00	(g)
MBNA Master Credit Card Trust II Series 1997-F	Bank of New York
	8/4/94
	6/18/97	7/1/99 - 6/30/00	(i)
MBNA Master Credit Card Trust II Series 1997-G	Bank of New York
	8/4/94
	6/18/97	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1997-H	Bank of New York
	8/4/94
	8/6/97	7/1/99 - 6/30/00	(h)
MBNA Master Credit Card Trust II Series 1997-I	Bank of New York
	8/4/94
	8/26/97	7/1/99 - 6/30/00	(i)
MBNA Master Credit Card Trust II Series 1997-J	Bank of New York
	8/4/94
	9/10/97	7/1/99 - 6/30/00	(a)





										PSA
	SERVICING
								PSA/RPA	SUPPL.
	COMPLIANCE		PSA COVENANTS
	TRUST				TRUSTEE		DATE		DATE
	PERIOD		AND CONDITIONS
MBNA Master Consumer Loan Trust Series 1997-1	Bankers Trust Company
	9/24/97
	9/24/97	7/1/99 - 6/30/00	(l)
MBNA Master Credit Card Trust II Series 1997-K	Bank of New York
	8/4/94
	10/22/97	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1997-L	Bank of New York
	8/4/94
	11/13/97	7/1/99 - 6/30/00	(h)
MBNA Master Credit Card Trust II Series 1997-M	Bank of New York
	8/4/94
	11/6/97	7/1/99 - 6/30/00	(g)
MBNA Master Credit Card Trust II Series 1997-N	Bank of New York
	8/4/94
	12/9/97	7/1/99 - 6/30/00	(g)
MBNA Master Credit Card Trust II Series 1997-O	Bank of New York
	8/4/94
	12/23/97	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1998-A	Bank of New York
	8/4/94
	3/18/98	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1998-B	Bank of New York
	8/4/94
	4/14/98	7/1/99 - 6/30/00	(h)
MBNA Master Credit Card Trust II Series 1998-C	Bank of New York
	8/4/94
	6/24/98	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1998-D	Bank of New York
	8/4/94
	7/30/98	7/1/99 - 6/30/00	(i)
MBNA Master Credit Card Trust II Series 1998-E	Bank of New York
	8/4/94
	8/11/98	7/1/99 - 6/30/00	(g)
MBNA Master Credit Card Trust II Series 1998-F	Bank of New York
	8/4/94
	8/26/98	7/1/99 - 6/30/00	(g)
MBNA Master Credit Card Trust II Series 1998-G	Bank of New York
	8/4/94
	9/10/98	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1998-H	Bank of New York
	8/4/94
	9/29/98	7/1/99 - 6/30/00	(f)
MBNA Master Credit Card Trust II Series 1998-I	Bank of New York
	8/4/94
	10/22/98	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1998-J	Bank of New York
	8/4/94
	10/29/98	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1998-K	Bank of New York
	8/4/94
	11/24/98	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1998-L	Bank of New York
	8/4/94
	12/22/98	7/1/99 - 6/30/00	(f)
MBNA Master Credit Card Trust II Series 1999-A	Bank of New York
	8/4/94
	3/25/99	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1999-B	Bank of New York
	8/4/94
	3/26/99	7/1/99 - 6/30/00	(i)
MBNA Master Credit Card Trust II Series 1999-C	Bank of New York
	8/4/94
	5/18/99	7/1/99 - 6/30/00	(h)
MBNA Master Credit Card Trust II Series 1999-D	Bank of New York
	8/4/94
	6/3/99	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1999-E	Bank of New York
	8/4/94
	7/7/99	7/7/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1999-F	Bank of New York
	8/4/94
	8/3/99	8/3/99 - 6/30/00	(h)
MBNA Master Credit Card Trust II Series 1999-G	Bank of New York
	8/4/94
	7/29/99	7/29/99 - 6/30/00	(i)
MBNA Master Credit Card Trust II Series 1999-H	Bank of New York
	8/4/94
	8/18/99	8/18/99 - 6/30/00	(g)
MBNA Master Credit Card Trust II Series 1999-I	Bank of New York
	8/4/94
	9/8/99	9/8/99 - 6/30/00	(i)
MBNA Master Credit Card Trust II Series 1999-J	Bank of New York
	8/4/94
	9/23/99	9/23/99 - 6/30/00	(i)
MBNA Master Credit Card Trust II Series 1999-K	Bank of New York
	8/4/94
	10/27/99	10/27/99 - 6/30/00	(j)
MBNA Master Credit Card Trust II Series 1999-L	Bank of New York
	8/4/94
	11/5/99	11/5/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1999-M	Bank of New York
	8/4/94
	12/1/99	12/1/99 - 6/30/00	(i)
MBNA Master Credit Card Trust II Series 2000-A	Bank of New York
	8/4/94
	3/8/00	3/8/00 - 6/30/00	(i)
MBNA Master Credit Card Trust II Series 2000-B	Bank of New York
	8/4/94
	3/28/00	3/28/00 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 2000-Z	Bank of New York
	8/4/94
	3/30/00	3/30/00 - 6/30/00	(k)
MBNA Master Credit Card Trust II Series 2000-C	Bank of New York
	8/4/94
	4/13/00	4/13/00 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 2000-D	Bank of New York
	8/4/94
	5/11/00	5/11/00 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 2000-E	Bank of New York
	8/4/94
	6/1/00	6/1/00 - 6/30/00	(i)
MBNA Master Credit Card Trust II Series 2000-F	Bank of New York
	8/4/94
	6/23/00	6/23/00 - 6/30/00	(g)
MBNA Master Consumer Loan Trust Series 2000-1	Bankers Trust Company
	9/24/97
	6/29/00	6/29/00 - 6/30/00	(m)
 - Indicates agreement was amended

<F1>
PSA and PSA Supplement Covenants and Conditions

(a) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05,
3.06(b), 4.02(a), 4.02(b), 4.02(c), 4.03(a), 4.03(c), 4.03(d).
      PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09,
4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 5.02(a), 9(c), 9(d).

(b) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05,
3.06(b), 4.02(a), 4.02(b), 4.02(c), 4.03(a), 4.03(c), 4.03(d).
     PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09,
4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.19(a), 4.19(b), 5.02(a),
9(c), 9(d).

(c) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05,
3.06(b), 4.02(a), 4.02(b), 4.02(c), 4.03(a), 4.03(c), 4.03(d).
     PSA Supplement Sections - 3(c), 4.05, 4.06, 4.07, 4.08, 4.09,
4.10, 4.11, 4.13, 5.02(a), 10(c), 10(d).

(d) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05,
3.06(b), 4.02(a), 4.02(b), 4.02(c), 4.03(a), 4.03(c), 4.03(d).
     PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09,
4.11, 4.12, 4.13, 4.14, 4.16(a), 4.17(a), 4.20(a), 4.20(g), 4.21(a),
5.02(a), 9(c), 9(d).

(e) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05,
3.06(b), 4.02(a), 4.02(b), 4.02(c), 4.03(a), 4.03(c), 4.03(d).
     PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09,
4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.18(a), 4.18(c), 5.02(a),
9(c), 9(d).

(f) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05,
3.06(b), 4.02(a), 4.02(b), 4.02(c), 4.03(a), 4.03(c), 4.03(d).
     PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09,
4.10, 4.11, 4.12, 4.13, 5.02, 10(c), 10(d).

(g) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05,
3.06(b), 4.02(a), 4.02(b), 4.02(c), 4.03(a), 4.03(c), 4.03(d).
     PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09,
4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.18(a), 5.02(a), 9(c), 9(d).

(h) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05,
3.06(b), 4.02(a), 4.02(b), 4.02(c), 4.03(a), 4.03(c), 4.03(d).
      PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09,
4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.18(a), 5.02(a), 10(c),
10(d).

(i) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05,
3.06(b), 4.02(a), 4.02(b), 4.02(c), 4.03(a), 4.03(c), 4.03(d).
      PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09,
4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.16(a), 4.19(a), 4.19(g),
4.20(a), 5.02(a), 9(c), 9(d).

(j) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05,
3.06(b), 4.02(a), 4.02(b), 4.02(c), 4.03(a), 4.03(c), 4.03(d).
     PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09,
4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 5.03(a), 9(c), 9(d).

(k) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05,
3.06(b), 4.02(a), 4.02(b), 4.02(c), 4.03(a), 4.03(c), 4.03(d).
     PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09,
4.10, 4.11, 4.12, 4.13, 5.02(a), 10(c), 10(d).

(l) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05,
3.06(b), 4.02(a), 4.02(b), 4.02(c), 4.03(a), 4.03(c), 4.03(d).
      PSA Supplement Sections - 4.06, 4.07, 4.08, 4.09, 4.10, 4.11,
4.12, 4.13, 4.14, 4.15, 4.19(a), 4.19(c), 5.01, 5.02(a), 10(c), 10(e).

(m) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05,
3.06(b), 4.02(a), 4.02(b), 4.02(c), 4.03(a), 4.03(c), 4.03(d).
      PSA Supplement Sections - 4.06, 4.07, 4.08, 4.09, 4.10, 4.11,
4.12, 4.13, 4.14, 4.15, 4.16, 4.17, 4.19(a), 4.19(c), 5.01, 5.02(a),
10(c), 10(e).


Report of Independent Accountants
on Applying Agreed-Upon Procedures


MBNA America Bank, N.A.
1100 North King Street
Wilmington, Delaware 19801

         and

The Bank of New York
101 Barclay Street
New York, New York  10286

MBNA Master Credit Card Trust  II

We have performed the procedures enumerated below, which were agreed to by MBNA America Bank, N.A. ("MBNA") and The Bank of New York, solely to assist you with respect to the amounts in the "mathematical calculations" set forth in the monthly certificates for each series (as specified in Attachment A) in the MBNA Master Credit Card Trust II ("Trust"), prepared by MBNA pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement dated as of August 4, 1994, as amended ("Agreement") between MBNA and The Bank of New York, during the periods specified in Attachment A. This engagement to apply agreed-upon procedures was performed in accordance with standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of MBNA and The Bank of New York. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Our procedures were as follows: We compared the amounts in the "mathematical calculations" set forth in the monthly certificates for each series in the Trust, for the months specified in Attachment A, prepared by MBNA pursuant to subsection 3.04(b) of the Agreement with reports prepared by MBNA's bank card processor or MBNA, which were the source of such amounts.

As a result of the procedures performed we noted that in all instances the amounts in the "mathematical calculations" set forth in the monthly certificates for each series in the Trust, for the months specified in Attachment A, were in agreement with reports prepared by MBNA's bank card processor or MBNA.

We were not engaged to, and did not, perform an audit, the objective of which would be the expression of an opinion on the amounts in the "mathematical calculations" set forth in the monthly certificates for each series in the Trust, prepared by MBNA pursuant to subsection 3.04(b) of the Agreement or on the reports prepared by MBNA's bank card processor or MBNA. Accordingly, we do not express such an opinion.
Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the use of the specified users listed above and should not be used by those who have not agreed to the procedures and taken responsibility for the sufficiency of the procedures for their purposes.

Ernst & Young LLP

August 11, 2000



Attachment A


Series-Pooling and Servicing
Agreement Supplement Date-
Monthly Certificates Tested
--
1994 - A (a)-August 4, 1994, as amended-
--
1994 - B (b)-August 18, 1994, as amended-
--
1994 - C-October 26, 1994, as amended-October 1999, March 2000 and
June 2000
--
1994 - E-December 15, 1994, as  amended-October 1999, March 2000 and
June 2000
--
1995 - A-March 22, 1995, as amended-October 1999, March 2000 and June
2000
--
1995 - B (c)-May 23, 1995, as amended-October 1999 and March 2000
--
1995 - C-June 29, 1995, as amended-October 1999, March 2000 and June
2000
--
1995 - D-June 29, 1995, as amended-October 1999, March 2000 and June
2000
--
1995 - E-August 2, 1995, as amended-October 1999, March 2000 and June
2000
--
1995 - F-August 30, 1995, as amended-October 1999, March 2000 and
June 2000
--
1995 - G-September 27, 1995, as amended-October 1999, March 2000 and
June 2000
--
1995 - I-October 26, 1995, as amended-October 1999, March 2000 and
June 2000
--
1995 - J-November 21, 1995, as amended-October 1999, March 2000 and
June 2000
--
1996 - A-February 28, 1996, as amended-October 1999, March 2000 and
June 2000
--
1996 - B-March 26, 1996-October 1999, March 2000 and June 2000
--
1996 - C-March 27, 1996-October 1999, March 2000 and June 2000
--
1996 - D-May 1, 1996-October 1999, March 2000 and June 2000
--
1996 - E-May 21, 1996-October 1999, March 2000 and June 2000
--
1996 - F-June 25, 1996, as amended-October 1999, March 2000 and June
2000
--
1996 - G-July 17, 1996-October 1999, March 2000 and June 2000
--
1996 - H-August 14, 1996-October 1999, March 2000 and June 2000
--
1996 - I-September 25, 1996-October 1999, March 2000 and June 2000
--
Attachment A (continued)



Series-Pooling and Servicing
Agreement Supplement Date-
Monthly Certificates Tested
--
1996 - J-September 19, 1996-October 1999, March 2000 and June 2000
--
1996 - K-October 24, 1996-October 1999, March 2000 and June 2000
--
1996 - L  (d)-December 3, 1996-October 1999
--
1996 - M-November 26, 1996-October 1999, March 2000 and June 2000
--
1997 - A (e)-January 30, 1997-October 1999
--
1997 - B-February 27, 1997-October 1999, March 2000 and June 2000
--
1997 - C-March 26, 1997-October 1999, March 2000 and June 2000
--
1997 - D-May 22, 1997-October 1999, March 2000 and June 2000
--
1997 - E-May 8, 1997-October 1999, March 2000 and June 2000
--
1997 - F-June 18, 1997-October 1999, March 2000 and June 2000
--
1997 - G-June 18, 1997-October 1999, March 2000 and June 2000
--
1997 - H-August 6, 1997-October 1999, March 2000 and June 2000
--
1997 - I-August 26, 1997-October 1999, March 2000 and June 2000
--
1997 - J-September 10, 1997-October 1999, March 2000 and June 2000
--
1997 - K-October 22, 1997-October 1999, March 2000 and June 2000
--
1997 - L-November 13, 1997-October 1999, March 2000 and June 2000
--
1997 - M-November 6, 1997-October 1999, March 2000 and June 2000
--
1997 - N-December 9, 1997-October 1999, March 2000 and June 2000
--
1997 - O-December 23, 1997-October 1999, March 2000 and June 2000
--
1998 - A-March 18, 1998-October 1999, March 2000 and June 2000
--
1998 - B-April 14, 1998-October 1999, March 2000 and June 2000
--
1998 - C-June 24, 1998-October 1999, March 2000 and June 2000
--
Attachment A (continued)



Series-Pooling and Servicing
Agreement Supplement Date-
Monthly Certificates Tested
--
1998 - D-July 30, 1998 -October 1999, March 2000 and June 2000
--
1998 - E-August 11, 1998-October 1999, March 2000 and June 2000
--
1998 - F-August 26, 1998-October 1999, March 2000 and June 2000
--
1998 - G-September 10, 1998-October 1999, March 2000 and June 2000
--
1998 - H-September 29, 1998-October 1999, March 2000 and June 2000
--
1998 - I-October 22, 1998-October 1999, March 2000 and June 2000
--
1998 - J -October 29, 1998-October 1999, March 2000 and June 2000
--
1998 - K-November 24, 1998-October 1999, March 2000 and June 2000
--
1998 - L-December 22, 1998-October 1999, March 2000 and June 2000
--
1999 - A-March 25, 1999-October 1999, March 2000 and June 2000
--
1999 - B-March 26, 1999-October 1999, March 2000 and June 2000
--
1999 - C-May 18, 1999-October 1999, March 2000 and June 2000
--
1999 - D-June 3, 1999-October 1999, March 2000 and June 2000
--
1999 - E-July 7, 1999-October 1999, March 2000 and June 2000
--
1999 - F-August 3, 1999-October 1999, March 2000 and June 2000
--
1999 - G -July 29, 1999-October 1999, March 2000 and June 2000
--
1999 - H -August 18, 1999-October 1999, March 2000 and June 2000
--
1999 - I-September 8, 1999-October 1999, March 2000 and June 2000
--
1999 - J -September 23, 1999-October 1999, March 2000 and June 2000
--
1999 - K (f) -October 27, 1999-March 2000 and June 2000
--
1999 - L (g)-November 5, 1999-March 2000 and June 2000
--
1999 - M (h)-December 1, 1999-March 2000 and June 2000
--
Attachment A (continued)



Series-Pooling and Servicing
Agreement Supplement Date-
Monthly Certificates Tested
--
2000 - A (i)-March 8, 2000-March 2000 and June 2000
--
2000 - B (j)-March 28, 2000-June 2000
--
2000 - C (k)-April 13, 2000-June 2000
--
2000 - D (l)-May 11, 2000-June 2000
--
2000 - E (m)-June 1, 2000-June 2000
--
2000 - F (n)-June 23, 2000-
--
2000 - Z (o)-March 30, 2000-June 2000
--

<F1>

(a)-The last reporting period for 1994-A was
August 1999.
(b)-The last reporting period for 1994-B was August 1999.
(c)-The last reporting period for 1995-B was May 2000.
(d)-The last reporting period for 1996-L was November 1999.
(e)-The last reporting period for 1997-A was January 2000.
(f)-The first reporting period for 1999-K was November 1999.
(g)-The first reporting period for 1999-L was November 1999.
(h)-The first reporting period for 1999-M was December 1999.
(i)-The first reporting period for 2000-A was March 2000.
(j)-The first reporting period for 2000-B was April 2000.
(k)-The first reporting period for 2000-C was May 2000.
(l)-The first reporting period for 2000-D was June 2000.
(m)-The first reporting period for 2000-E was June 2000.
(n)-The first reporting period for 2000-F will be July 2000.
(o)-The first reporting period for 2000-Z was April 2000.
-
-
-




Report of Independent Accountants


MBNA America Bank, N.A.
1100 North King Street
Wilmington, Delaware  19801

         and

The Bank of New York
101 Barclay Street
New York, New York  10286

MBNA Master Credit Card Trust II

We have examined management's assertion that MBNA America Bank, N.A.'s ("MBNA"), a wholly owned subsidiary of MBNA Corporation, controls over the functions performed as servicer of the MBNA Master Credit Card Trust II ("Trust"), including all Series of the Trust as specified in Attachment A, are effective, as of June 30, 2000, in providing reasonable assurance that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Pooling and Servicing Agreement dated as of August 4, 1994, as amended ("Agreement"), and the applicable Pooling and Servicing Agreement Supplement for each Series as specified in Attachment A (together the "Agreements"), between MBNA as Seller and Owner/Servicer, and The Bank of New York, as Trustee on behalf of the Certificateholders of the Trust, and are recorded properly to permit the preparation of the required financial reports. This assertion is included in the accompanying report by management titled, "Report of Management on Credit Card and Consumer Loan Trust Internal Control and Pooling and Servicing Agreement Compliance" (the "Report"). Management is responsible for MBNA's controls over the functions performed as servicer of the Trust. Our responsibility is to express an opinion on management's assertion based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included obtaining an understanding of the controls over the functions performed by MBNA as servicer of the Trust, testing and evaluating the design and operating effectiveness of those controls, and such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

Because of inherent limitations in any control, errors or fraud may occur and not be detected. Also, projections of any evaluation of the controls over the functions performed by MBNA as servicer of the Trust to future periods are subject to the risk that the controls may become inadequate because of changes in conditions, or that the degree of compliance with the controls may deteriorate.

In our opinion, management's assertion, that it believes that MBNA's controls over the functions performed as servicer of the Trust are effective, as of June 30, 2000, in providing reasonable assurance that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Agreements, between MBNA as Seller and Owner/Servicer, and The Bank of New York, as Trustee on behalf of the Certificateholders of the Trust, and are recorded properly to permit the preparation of the required financial reports, is fairly stated, in all material respects, based upon the following criteria specified in the Report:

? The controls provide reasonable assurance that funds collected are remitted to the Trustee in accordance with the Agreements.

? The controls provide reasonable assurance that Trust assets are segregated from those retained by MBNA in accordance with the Agreements.

? The controls provide reasonable assurance that expenses incurred by the Trust are calculated and remitted in accordance with the Agreements.

? The controls provide reasonable assurance that the additions of accounts to the Trust are authorized in accordance with the Agreements.

? The controls provide reasonable assurance that the removals of accounts from the Trust are authorized in accordance with the Agreements.

? The controls provide reasonable assurance that Trust assets amortizing out of the Trust are calculated in accordance with the Agreements.

? The controls provide reasonable assurance that monthly Trust reports generated in the form of "Exhibits" and provided to the Trustee are reviewed by a Vice President or above prior to distribution.

? The controls provide reasonable assurance that monthly Trust reports generated in the form of "Exhibits" contain all required information per section 5.02 of the Agreements.

This report is intended solely for the use of the management of MBNA and The Bank of New York and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement or in the applicable Series' Underwriting/Subscription Agreement, as specified in Attachment A. However, this report is a matter of public record as a result of being included as an exhibit to the annual report on Form 10-K prepared by MBNA and filed with the Securities and Exchange Commission on behalf of MBNA Master Credit Card Trust II and its distribution is not limited.

Ernst & Young LLP

August 11, 2000





 Report of Management on Credit Card Trust Internal Control and Pooling and Servicing Agreement Compliance


Trust Internal Control
MBNA America Bank, N.A., ("MBNA" or the "Company"), a wholly owned subsidiary of MBNA Corporation is responsible for establishing and maintaining effective controls over the functions performed as servicer of MBNA's credit card and consumer loan trusts, listed in Appendix I (the "Trusts" or individually "Trust"). These controls are designed to provide reasonable assurance to the Company's management and board of directors that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the applicable Pooling and Servicing Agreements and Pooling and Servicing Agreement Supplements (the "Agreements") as specified in Appendix I, between MBNA as Seller and Servicer and the applicable Trustee (specific Agreements and Trustees are listed in Appendix I) and are recorded properly to permit the preparation of the required financial reports.

There are inherent limitations in any control including the possibility of human error and circumvention or overriding of the control.
Accordingly, even effective controls can provide only reasonable assurance with respect to the achievement of any objectives of controls. Further, because of changes in conditions, the effectiveness of controls may vary over time.

The Company has determined that the objectives of controls with respect to servicing and reporting of sold loans are to provide reasonable, but not absolute assurance that:

? Funds collected are remitted to the Trustee in accordance with the Agreements.

? Trust assets are segregated from those retained by MBNA in accordance with the Agreements.

? Expenses incurred by the Trusts are calculated and remitted in accordance with the Agreements.

? The additions of accounts to the Trusts are authorized in accordance with the Agreements.

? The removals of accounts from the Trusts are authorized in accordance with the Agreements.
August 11, 2000
Page 2


Trust Internal Control (continued)
? Trust assets amortizing out of the Trusts are calculated in accordance with the Agreements.

? Monthly Trust reports generated in the form of "Exhibits" and provided to the Trustee are reviewed by a Vice President or above prior to distribution.

? Monthly Trust reports generated in the form of "Exhibits" contain all information required by the Agreements.

The Company has assessed its controls over the functions performed as servicer of the Trusts in relation to these criteria. Based upon this assessment, the Company believes that, as of June 30, 2000, its controls over the functions performed as servicer of the Trusts are effective in providing reasonable assurance that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Agreements between MBNA and the applicable Trustees and are recorded properly to permit the preparation of the required financial reports.

Pooling and Servicing Agreement Compliance
The Company is responsible for complying with the covenants and conditions of the Agreements listed in Appendix I to this report. The Company assessed its compliance with the relevant covenants and conditions identified in Appendix I for each of the Agreements. Based upon this assessment, MBNA was in material compliance with the relevant covenants and conditions of the Agreements identified in Appendix I for each of the Agreements during the periods specified in Appendix I. In addition, the Company did not identify any instances of material non-compliance in performing the assessment.
August 11, 2000
Page 3


	MBNA America Bank, N.A. by:



	/s/ M. Scot Kaufman
	M. Scot Kaufman
	Executive Vice Chairman



	/s/Kenneth A. Vecchione
	Kenneth A. Vecchione
	Vice Chairman and Chief Financial Officer



	/s/Thomas D. Wren
	Thomas D. Wren
	Senior Executive Vice President and
	Treasurer



	/s/Victor P. Manning
	Victor P. Manning
	Senior Executive Vice President and
	Chief Accounting Officer



	/s/Douglas O. Hart
	Douglas O. Hart
	Senior Executive Vice President



APPENDIX 1





										PSA
	SERVICING
								PSA/RPA	SUPPL.
	COMPLIANCE		PSA COVENANTS
	TRUST				TRUSTEE		DATE		DATE
	PERIOD		AND CONDITIONS
MBNA Master Credit Card Trust II Series 1994-A	Bank of New York	8/4/94
	8/4/94	7/1/99 - 9/15/99	(a)
MBNA Master Credit Card Trust II Series 1994-B	Bank of New York	8/4/94
	8/18/94	7/1/99 - 9/15/99	(b)
MBNA Master Credit Card Trust II Series 1994-C	Bank of New York	8/4/94
	10/26/94	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1994-E	Bank of New York	8/4/94
	12/15/94	7/1/99 - 6/30/00	(c)
MBNA Master Credit Card Trust II Series 1995-A	Bank of New York	8/4/94
	3/22/95	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1995-B	Bank of New York 	8/4/94
	5/23/95	7/1/99 - 6/15/00	(a)
MBNA Master Credit Card Trust II Series 1995-C	Bank of New York 	8/4/94
	6/29/95	7/1/99 - 6/30/00	(d)
MBNA Master Credit Card Trust II Series 1995-D	Bank of New York 	8/4/94
	6/29/95	7/1/99 - 6/30/00	(d)
MBNA Master Credit Card Trust II Series 1995-E	Bank of New York 	8/4/94
	8/2/95	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1995-F	Bank of New York 	8/4/94
	8/30/95	7/1/99 - 6/30/00	(e)
MBNA Master Credit Card Trust II Series 1995-G	Bank of New York 	8/4/94
	9/27/95	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1995-I	Bank of New York 	8/4/94
	10/26/95	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1995-J	Bank of New York 	8/4/94
	11/21/95	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1996-A	Bank of New York 	8/4/94
	2/28/96	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1996-B	Bank of New York 	8/4/94
	3/26/96	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1996-C	Bank of New York 	8/4/94
	3/27/96	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1996-D	Bank of New York 	8/4/94
	5/1/96	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1996-E	Bank of New York 	8/4/94
	5/21/96	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1996-F	Bank of New York 	8/4/94
	6/25/96	7/1/99 - 6/30/00	(f)
MBNA Master Credit Card Trust II Series 1996-G	Bank of New York 	8/4/94
	7/17/96	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1996-H	Bank of New York 	8/4/94
	8/14/96	7/1/99 - 6/30/00	(g)
MBNA Master Credit Card Trust II Series 1996-I	Bank of New York 	8/4/94
	9/25/96	7/1/99 - 6/30/00	(h)
MBNA Master Credit Card Trust II Series 1996-J	Bank of New York 	8/4/94
	9/19/96	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1996-K	Bank of New York 	8/4/94
	10/24/96	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1996-L	Bank of New York 	8/4/94
	12/3/96	7/1/99 - 12/15/99	(g)
MBNA Master Credit Card Trust II Series 1996-M	Bank of New York 	8/4/94
	11/26/96	7/1/99 - 6/30/00	(g)
MBNA Master Credit Card Trust II Series 1997-A	Bank of New York 	8/4/94
	1/30/97	7/1/99 - 2/15/00	(g)
MBNA Master Credit Card Trust II Series 1997-B	Bank of New York 	8/4/94
	2/27/97	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1997-C	Bank of New York 	8/4/94
	3/26/97	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1997-D	Bank of New York 	8/4/94
	5/22/97	7/1/99 - 6/30/00	(h)
MBNA Master Credit Card Trust II Series 1997-E	Bank of New York 	8/4/94
	5/8/97	7/1/99 - 6/30/00	(g)
MBNA Master Credit Card Trust II Series 1997-F	Bank of New York 	8/4/94
	6/18/97	7/1/99 - 6/30/00	(i)
MBNA Master Credit Card Trust II Series 1997-G	Bank of New York 	8/4/94
	6/18/97	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1997-H	Bank of New York 	8/4/94
	8/6/97	7/1/99 - 6/30/00	(h)
MBNA Master Credit Card Trust II Series 1997-I	Bank of New York 	8/4/94
	8/26/97	7/1/99 - 6/30/00	(i)
MBNA Master Credit Card Trust II Series 1997-J	Bank of New York 	8/4/94
	9/10/97	7/1/99 - 6/30/00	(a)





										PSA
	SERVICING
								PSA/RPA	SUPPL.
	COMPLIANCE		PSA COVENANTS
	TRUST				TRUSTEE		DATE		DATE
	PERIOD		AND CONDITIONS
MBNA Master Consumer Loan Trust Series 1997-1	Bankers Trust Company	9/24/97
	9/24/97	7/1/99 - 6/30/00	(l)
MBNA Master Credit Card Trust II Series 1997-K	Bank of New York 	8/4/94
	10/22/97	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1997-L	Bank of New York 	8/4/94
	11/13/97	7/1/99 - 6/30/00	(h)
MBNA Master Credit Card Trust II Series 1997-M	Bank of New York 	8/4/94
	11/6/97	7/1/99 - 6/30/00	(g)
MBNA Master Credit Card Trust II Series 1997-N	Bank of New York 	8/4/94
	12/9/97	7/1/99 - 6/30/00	(g)
MBNA Master Credit Card Trust II Series 1997-O	Bank of New York 	8/4/94
	12/23/97	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1998-A	Bank of New York 	8/4/94
	3/18/98	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1998-B	Bank of New York 	8/4/94
	4/14/98	7/1/99 - 6/30/00	(h)
MBNA Master Credit Card Trust II Series 1998-C	Bank of New York 	8/4/94
	6/24/98	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1998-D	Bank of New York 	8/4/94
	7/30/98	7/1/99 - 6/30/00	(i)
MBNA Master Credit Card Trust II Series 1998-E	Bank of New York 	8/4/94
	8/11/98	7/1/99 - 6/30/00	(g)
MBNA Master Credit Card Trust II Series 1998-F	Bank of New York 	8/4/94
	8/26/98	7/1/99 - 6/30/00	(g)
MBNA Master Credit Card Trust II Series 1998-G	Bank of New York 	8/4/94
	9/10/98	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1998-H	Bank of New York 	8/4/94
	9/29/98	7/1/99 - 6/30/00	(f)
MBNA Master Credit Card Trust II Series 1998-I	Bank of New York 	8/4/94
	10/22/98	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1998-J	Bank of New York 	8/4/94
	10/29/98	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1998-K	Bank of New York 	8/4/94
	11/24/98	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1998-L	Bank of New York 	8/4/94
	12/22/98	7/1/99 - 6/30/00	(f)
MBNA Master Credit Card Trust II Series 1999-A	Bank of New York 	8/4/94
	3/25/99	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1999-B	Bank of New York 	8/4/94
	3/26/99	7/1/99 - 6/30/00	(i)
MBNA Master Credit Card Trust II Series 1999-C	Bank of New York 	8/4/94
	5/18/99	7/1/99 - 6/30/00	(h)
MBNA Master Credit Card Trust II Series 1999-D	Bank of New York 	8/4/94
	6/3/99	7/1/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1999-E	Bank of New York 	8/4/94
	7/7/99	7/7/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1999-F	Bank of New York 	8/4/94
	8/3/99	8/3/99 - 6/30/00	(h)
MBNA Master Credit Card Trust II Series 1999-G	Bank of New York 	8/4/94
	7/29/99	7/29/99 - 6/30/00	(i)
MBNA Master Credit Card Trust II Series 1999-H	Bank of New York 	8/4/94
	8/18/99	8/18/99 - 6/30/00	(g)
MBNA Master Credit Card Trust II Series 1999-I	Bank of New York 	8/4/94
	9/8/99	9/8/99 - 6/30/00	(i)
MBNA Master Credit Card Trust II Series 1999-J	Bank of New York 	8/4/94
	9/23/99	9/23/99 - 6/30/00	(i)
MBNA Master Credit Card Trust II Series 1999-K	Bank of New York 	8/4/94
	10/27/99	10/27/99 - 6/30/00	(j)
MBNA Master Credit Card Trust II Series 1999-L	Bank of New York 	8/4/94
	11/5/99	11/5/99 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 1999-M	Bank of New York 	8/4/94
	12/1/99	12/1/99 - 6/30/00	(i)
MBNA Master Credit Card Trust II Series 2000-A	Bank of New York 	8/4/94
	3/8/00	3/8/00 - 6/30/00	(i)
MBNA Master Credit Card Trust II Series 2000-B	Bank of New York 	8/4/94
	3/28/00	3/28/00 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 2000-Z	Bank of New York 	8/4/94
	3/30/00	3/30/00 - 6/30/00	(k)
MBNA Master Credit Card Trust II Series 2000-C	Bank of New York 	8/4/94
	4/13/00	4/13/00 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 2000-D	Bank of New York 	8/4/94
	5/11/00	5/11/00 - 6/30/00	(a)
MBNA Master Credit Card Trust II Series 2000-E	Bank of New York 	8/4/94
	6/1/00	6/1/00 - 6/30/00	(i)
MBNA Master Credit Card Trust II Series 2000-F	Bank of New York 	8/4/94
	6/23/00	6/23/00 - 6/30/00	(g)
MBNA Master Consumer Loan Trust Series 2000-1	Bankers Trust Company	9/24/97
	6/29/00	6/29/00 - 6/30/00	(m)
 - Indicates agreement was amended

<F1>
PSA and PSA Supplement Covenants and Conditions

(a) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05,
3.06(b), 4.02(a), 4.02(b), 4.02(c), 4.03(a), 4.03(c), 4.03(d).
      PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09,
4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 5.02(a), 9(c), 9(d).

(b) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05,
3.06(b), 4.02(a), 4.02(b), 4.02(c), 4.03(a), 4.03(c), 4.03(d).
     PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09,
4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.19(a), 4.19(b), 5.02(a),
9(c), 9(d).

(c) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05,
3.06(b), 4.02(a), 4.02(b), 4.02(c), 4.03(a), 4.03(c), 4.03(d).
     PSA Supplement Sections - 3(c), 4.05, 4.06, 4.07, 4.08, 4.09,
4.10, 4.11, 4.13, 5.02(a), 10(c), 10(d).

(d) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05,
3.06(b), 4.02(a), 4.02(b), 4.02(c), 4.03(a), 4.03(c), 4.03(d).
     PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09,
4.11, 4.12, 4.13, 4.14, 4.16(a), 4.17(a), 4.20(a), 4.20(g), 4.21(a),
5.02(a), 9(c), 9(d).

(e) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05,
3.06(b), 4.02(a), 4.02(b), 4.02(c), 4.03(a), 4.03(c), 4.03(d).
     PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09,
4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.18(a), 4.18(c), 5.02(a),
9(c), 9(d).

(f) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05,
3.06(b), 4.02(a), 4.02(b), 4.02(c), 4.03(a), 4.03(c), 4.03(d).
     PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09,
4.10, 4.11, 4.12, 4.13, 5.02, 10(c), 10(d).

(g) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05,
3.06(b), 4.02(a), 4.02(b), 4.02(c), 4.03(a), 4.03(c), 4.03(d).
     PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09,
4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.18(a), 5.02(a), 9(c), 9(d).

(h) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05,
3.06(b), 4.02(a), 4.02(b), 4.02(c), 4.03(a), 4.03(c), 4.03(d).
      PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09,
4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.18(a), 5.02(a), 10(c),
10(d).

(i) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05,
3.06(b), 4.02(a), 4.02(b), 4.02(c), 4.03(a), 4.03(c), 4.03(d).
      PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09,
4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.16(a), 4.19(a), 4.19(g),
4.20(a), 5.02(a), 9(c), 9(d).

(j) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05,
3.06(b), 4.02(a), 4.02(b), 4.02(c), 4.03(a), 4.03(c), 4.03(d).
     PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09,
4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 5.03(a), 9(c), 9(d).

(k) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05,
3.06(b), 4.02(a), 4.02(b), 4.02(c), 4.03(a), 4.03(c), 4.03(d).
     PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09,
4.10, 4.11, 4.12, 4.13, 5.02(a), 10(c), 10(d).

(l) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05,
3.06(b), 4.02(a), 4.02(b), 4.02(c), 4.03(a), 4.03(c), 4.03(d).
      PSA Supplement Sections - 4.06, 4.07, 4.08, 4.09, 4.10, 4.11,
4.12, 4.13, 4.14, 4.15, 4.19(a), 4.19(c), 5.01, 5.02(a), 10(c), 10(e).

(m) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05,
3.06(b), 4.02(a), 4.02(b), 4.02(c), 4.03(a), 4.03(c), 4.03(d).
      PSA Supplement Sections - 4.06, 4.07, 4.08, 4.09, 4.10, 4.11,
4.12, 4.13, 4.14, 4.15, 4.16, 4.17, 4.19(a), 4.19(c), 5.01, 5.02(a),
10(c), 10(e).
